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                                                                Exhibit 10.22

                   [FORM OF ANNUAL INCENTIVE AWARD AGREEMENT]
                                  WOOD PRODUCTS

     This ANNUAL INCENTIVE AWARD (the "Award"), is granted on ________, 2005 (the "Award Date"), by Boise Cascade, L.L.C. ("Boise") to ___________________ ("Awardee" or "you") pursuant to the Boise Incentive and Performance Plan (the "Plan") and pursuant to the following terms:

1. The Award is subject to all the terms and conditions of the Plan. All capitalized terms not defined in this Agreement shall have the meaning stated in the Plan.

2. For purposes of this Award, the following terms shall have the meanings stated below.

     2.1. "Award Period" means the 2005 calendar year.

     2.2. "Base Salary" means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

     2.3. "Cash Flow" means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion), adjusted for non-cash long term compensation, less a charge for working capital. The charge for working capital is 9% per year (0.75% per month) times the working capital balance (excluding cash).

3.   Your target award percentage is ___% of your Base Salary.

4. The Performance Goals applicable to your Award are Cash Flow (corporate) and Cash Flow (Wood Products). Your Award will be calculated based on these Performance Goals, as follows:

     4.1. CORPORATE CASH FLOW. 20% of your Award will be based on corporate Cash Flow. Target Cash Flow has been established. Boise will determine actual corporate Cash Flow and, using the attached payout chart, a payout multiple will be identified. This portion of your Award will be calculated by multiplying the multiple from the graph by 20%, then multiplying the result by your target award percentage, and finally multiplying your Base Salary by that result.

     4.2. WOOD PRODUCTS CASH FLOW. 80% of your Award will be based on Cash Flow for the Wood Products business. Target Cash Flow has been established. Boise will determine actual Cash Flow for the Wood Products business and, using the attached payout chart, a payout multiple will be identified. This portion of your Award will be calculated by multiplying the multiple from the graph by 80%, then multiplying the result by your target award percentage, and finally multiplying your Base Salary by that result.

     4.3. GENERAL TERMS. Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation. Your Award is capped at 2.25 times your target award percentage. Base Salary, Cash Flow (corporate and Wood Products) and Awards are calculated by Boise in its sole discretion. Notwithstanding the Performance Goals and formula set forth above, no portion of any Award based on corporate Cash Flow will be earned or paid for the Award Period unless Boise has net income for the Award Period, and no portion of any Award based on Wood Products Cash Flow will be earned or paid for the Award Period unless Wood Products has net income for the Award Period, in each case as

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          calculated by Boise in its sole discretion.

     4.4. ADJUSTMENTS. Boise's chief executive officer may, in his or her sole discretion, reduce or increase the Award up to a maximum of 15% based on your performance with respect to individual goals. In addition, the Committee reserves the right, at its sole discretion, to reduce or eliminate the Award, whether or not the Performance Goals have been met.

5.   This Award will be paid in cash.

6. If you terminate employment before December 31, 2005, your Award will be treated as follows:

     6.1. If your termination of employment is a direct result of the sale or permanent closure of any facility or operating unit of Boise, or a bona fide curtailment, or a reduction in workforce, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, or if your termination is a result of your death, or total and permanent disability, you will receive a pro rata Award, if an Award is paid, based on the number of days during the Award Period that you were employed and eligible compared to the total number of days in the Award Period.

     6.2. If at the time of your termination you are at least age 55 and have at least 10 years of employment with Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1.

     6.3. Except as described in paragraphs 6.1 and 6.2, you must be employed by Boise on the last day of the Award Period to be eligible to receive an Award. If you terminate employment for any reason other than as described in paragraphs 6.1 and 6.2, whether your termination is voluntary or involuntary, with or without cause, you will not be eligible to receive any Award for 2005.

7. In the event of a Change in Control (as defined in the Plan) prior to December 31, 2005, the provisions of the Plan shall apply.


                               [GRAPHIC]


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                   [FORM OF ANNUAL INCENTIVE AWARD AGREEMENT]
                         BUILDING MATERIALS DISTRIBUTION

     This ANNUAL INCENTIVE AWARD (the "Award"), is granted on ________, 2005 (the "Award Date"), by Boise Cascade, L.L.C. ("Boise") to ___________________ ("Awardee" or "you") pursuant to the Boise Incentive and Performance Plan (the "Plan") and pursuant to the following terms:

1. The Award is subject to all the terms and conditions of the Plan. All capitalized terms not defined in this Agreement shall have the meaning stated in the Plan.

2. For purposes of this Award, the following terms shall have the meanings stated below.

     2.1. "Award Period" means the 2005 calendar year.

     2.2. "Base Salary" means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

     2.3. "Cash Flow" means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion), adjusted for non-cash long term compensation, less a charge for working capital. The charge for working capital is 9% per year (0.75% per month) times the working capital balance (excluding cash).

     2.4. "Pretax Return on Net Working Capital" or "PRONWC" means Net Income divided by Average Net Working Capital. For purposes of this definition:

          2.4.1. "Net Income" means net operating income (loss) for the division, as shown on the division's income statement.

          2.4.2. "Average Net Working Capital" means a 13 month average of net working capital for the division. The 13 months used are the 12 months during the Award Period, plus the month of December 2004.

3.   Your target award percentage is ___% of your Base Salary.

4. The Performance Goals applicable to your Award are Cash Flow and PRONWC. Your Award will be calculated based on these Performance Goals, as follows:

     4.1. CORPORATE CASH FLOW. 20% of your Award will be based on corporate Cash Flow. Target Cash Flow has been established. Boise will determine actual corporate Cash Flow and, using the attached payout chart, a payout multiple will be identified. This portion of your Award will be calculated by multiplying the multiple from the graph by 20%, then multiplying the result by your target award percentage, and finally multiplying your Base Salary by that result.

     4.2. PRONWC. 80% of your Award will be based on PRONWC. Target PRONWC has been established. Boise will determine actual PRONWC and, using the attached payout chart, a payout multiple will be identified. This portion of your Award will be calculated by multiplying the multiple from the graph by 80%, then multiplying the result by your target award

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          percentage, and finally multiplying your Base Salary by that result.

     4.3. GENERAL TERMS. Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation. The payout for each Performance Goal is capped at 2.25 times target. Base Salary, Cash Flow, PRONWC and Awards are calculated by Boise in its sole discretion. Notwithstanding the Performance Goals and formula set forth above, no portion of an Award based on Cash Flow will be earned or paid for the Award Period unless Boise has net income for the Award Period, and no portion of an Award based on PRONWC will be earned or paid for the Award Period unless Building Materials Distribution has net income for the Award Period, in each case as calculated by Boise in its sole discretion.

     4.4. ADJUSTMENTS. Boise's chief executive officer may, in his or her sole discretion, reduce or increase the Award up to a maximum of 15% based on your performance with respect to individual goals. In addition, the Committee reserves the right, at its sole discretion, to reduce or eliminate the Award, whether or not the Performance Goals have been met.

5.   This Award will be paid in cash.

6. If you terminate employment before December 31, 2005, your Award will be treated as follows:

     6.1. If your termination of employment is a direct result of the sale or permanent closure of any facility or operating unit of Boise, or a bona fide curtailment, or a reduction in workforce, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, or if your termination is a result of your death, or total and permanent disability, you will receive a pro rata Award, if an Award is paid, based on the number of days during the Award Period that you were employed and eligible compared to the total number of days in the Award Period.

     6.2. If at the time of your termination you are at least age 55 and have at least 10 years of employment with Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1.

     6.3. Except as described in paragraphs 6.1 and 6.2, you must be employed by Boise on the last day of the Award Period to be eligible to receive an Award. If you terminate employment for any reason other than as described in paragraphs 6.1 and 6.2, whether your termination is voluntary or involuntary, with or without cause, you will not be eligible to receive any Award for 2005.

7. In the event of a Change in Control (as defined in the Plan) prior to December 31, 2005, the provisions of the Plan shall apply.

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                                    [GRAPHIC]


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                   [FORM OF ANNUAL INCENTIVE AWARD AGREEMENT]
                                    CORPORATE

     This ANNUAL INCENTIVE AWARD (the "Award"), is granted on ________, 2005 (the "Award Date"), by Boise Cascade, L.L.C. ("Boise") to ___________________ ("Awardee" or "you") pursuant to the Boise Incentive and Performance Plan (the "Plan") and pursuant to the following terms:

1. The Award is subject to all the terms and conditions of the Plan. All capitalized terms not defined in this Agreement shall have the meaning stated in the Plan.

2. For purposes of this Award, the following terms shall have the meanings stated below.

     2.1. "Award Period" means the 2005 calendar year.

     2.2. "Base Salary" means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

     2.3. "Cash Flow" means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion), adjusted for non-cash long term compensation, less a charge for working capital. The charge for working capital is 9% per year (0.75% per month) times the working capital balance (excluding cash).

3.   Your target award percentage is ___% of your Base Salary.

4. The Performance Goal applicable to your Award is Cash Flow. Your Award will be calculated based on this Performance Goal, as follows:

     4.1. CASH FLOW. Using the attached payout chart, a payout multiple will be identified based on the company's Cash Flow. Your target award percentage will be multiplied by the identified multiple, and the resulting percentage will be applied to your Base Salary to determine your actual Award.

     4.2. GENERAL TERMS. Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation. Your Award is capped at 2.25 times your target award percentage. Base Salary, Cash Flow and Awards are calculated by Boise in its sole discretion. Notwithstanding the Performance Goal and formula set forth above, no Award will be earned or paid for the Award Period unless Boise has net income for the Award Period, as calculated by Boise in its sole discretion.

     4.3. ADJUSTMENTS. Boise's chief executive officer may, in his or her sole discretion, reduce or increase the Award up to a maximum of 15% based on your performance with respect to individual goals. In addition, the Committee reserves the right, at its sole discretion, to reduce or eliminate the Award, whether or not the Performance Goal has been met.

5.   This Award will be paid in cash.

6. If you terminate employment before December 31, 2005, your Award will be treated as follows:

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     6.1. If your termination of employment is a direct result of the sale or permanent closure of any facility or operating unit of Boise, or a bona fide curtailment, or a reduction in workforce, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, or if your termination is a result of your death, or total and permanent disability, you will receive a pro rata Award, if an Award is paid, based on the number of days during the Award Period that you were employed and eligible compared to the total number of days in the Award Period.

     6.2. If at the time of your termination you are at least age 55 and have at least 10 years of employment with Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1.

     6.3. Except as described in paragraphs 6.1 and 6.2, you must be employed by Boise on the last day of the Award Period to be eligible to receive an Award. If you terminate employment for any reason other than as described in paragraphs 6.1 and 6.2, whether your termination is voluntary or involuntary, with or without cause, you will not be eligible to receive any Award for 2005.

7. In the event of a Change in Control (as defined in the Plan) prior to December 31, 2005, the provisions of the Plan shall apply.

                                       2
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                   [FORM OF ANNUAL INCENTIVE AWARD AGREEMENT]
                                    CORPORATE

     This ANNUAL INCENTIVE AWARD (the "Award"), is granted on ________, 2005 (the "Award Date"), by Boise Cascade, L.L.C. ("Boise") to ___________________ ("Awardee" or "you") pursuant to the Boise Incentive and Performance Plan (the "Plan") and pursuant to the following terms:

1. The Award is subject to all the terms and conditions of the Plan. All capitalized terms not defined in this Agreement shall have the meaning stated in the Plan.

2. For purposes of this Award, the following terms shall have the meanings stated below.

     2.1. "Award Period" means the 2005 calendar year.

     2.2. "Base Salary" means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

     2.3. "Cash Flow" means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion), adjusted for non-cash long term compensation, less a charge for working capital. The charge for working capital is 9% per year (0.75% per month) times the working capital balance (excluding cash).

3.   Your target award percentage is ___% of your Base Salary.

4. The Performance Goal applicable to your Award is Cash Flow. Your Award will be calculated based on this Performance Goal, as follows:

     4.1. CASH FLOW. Using the attached payout chart, a payout multiple will be identified based on the company's Cash Flow. Your target award percentage will be multiplied by the identified multiple, and the resulting percentage will be applied to your Base Salary to determine your actual Award.

     4.2. GENERAL TERMS. Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation. Your Award is capped at 2.25 times your target award percentage. Base Salary, Cash Flow and Awards are calculated by Boise in its sole discretion. Notwithstanding the Performance Goal and formula set forth above, no Award will be earned or paid for the Award Period unless Boise has net income for the Award Period, as calculated by Boise in its sole discretion.

     4.3. ADJUSTMENT. The Committee reserves the right, at its sole discretion, to reduce or eliminate the Award, whether or not the Performance Goal has been met.

5.   This Award will be paid in cash.

6. If you terminate employment before December 31, 2005, your Award will be treated as follows:

     6.1. If your termination of employment is a direct result of the sale or permanent closure of any facility or operating unit of Boise, or a bona fide curtailment, or a reduction in workforce, as determined by Boise in its sole discretion, and you execute a waiver/release in the form

                                       1
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          required by Boise, or if your termination is a result of your death, or total and permanent disability, you will receive a pro rata Award, if an Award is paid, based on the number of days during the Award Period that you were employed and eligible compared to the total number of days in the Award Period.

     6.2. If at the time of your termination you are at least age 55 and have at least 10 years of employment with Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1.

     6.3. Except as described in paragraphs 6.1 and 6.2, you must be employed by Boise on the last day of the Award Period to be eligible to receive an Award. If you terminate employment for any reason other than as described in paragraphs 6.1 and 6.2, whether your termination is voluntary or involuntary, with or without cause, you will not be eligible to receive any Award for 2005.

7. In the event of a Change in Control (as defined in the Plan) prior to December 31, 2005, the provisions of the Plan shall apply.


                                       2